GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

July 31, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 35.3%
Aerospace & Defense – 0.8%
1,688	Airbus SE	$ 248,642
77,934	Austal Ltd.	115,333
1,939	Howmet Aerospace, Inc.	99,161
926	Thales SA	138,520
849	The Boeing Co.*	202,784
305	TransDigm Group, Inc.	274,415

		1,078,855

Automobiles – 0.1%
2,271	Mercedes-Benz Group AG	181,369

Banks – 1.1%
21,421	Banco Bilbao Vizcaya Argentaria SA	169,791
325,716	Bank Central Asia Tbk PT	197,264
116,285	Bank Mandiri Persero Tbk PT	44,205
35,695	CaixaBank SA	144,393
15,748	HDFC Bank Ltd.	316,158
14,433	ICICI Bank Ltd. ADR	354,619
4,955	ING Groep NV	72,326
14,434	State Bank of India	109,032

		1,407,788

Biotechnology* – 2.5%
4,142	Abcam PLC ADR	97,088
21,013	Horizon Therapeutics PLC(a)	2,106,974
5,681	Seagen, Inc.(a)	1,089,502

		3,293,564

Broadline Retail* – 0.0%
371	Amazon.com, Inc.	49,595

Capital Markets – 1.4%
1,353	Deutsche Boerse AG	259,237
60,238	Greenhill & Co., Inc.	885,499
767	Intercontinental Exchange, Inc.	88,052
1,287	London Stock Exchange Group PLC	139,761
15,266	Oaktree Specialty Lending Corp.	311,579
556	S&P Global, Inc.	219,347

		1,903,475

Chemicals – 0.4%
881	Ecolab, Inc.	161,346
736	Linde PLC	287,533
2,600	Shin-Etsu Chemical Co. Ltd.	85,657
69	Sika AG	21,475

		556,011

Consumer Staples Distribution & Retail – 0.7%
38,604	Albertsons Cos., Inc. Class A(a)	838,865
642	Metro, Inc.	34,553

		873,418

Distributors* – 0.6%
22,484	Uni-Select, Inc.	816,732

Diversified Consumer Services – 0.4%
56,409	InvoCare Ltd.	463,854

Shares	Description	Value

Common Stocks – (continued)
Diversified Telecommunication Services – 0.2%
10,021	Deutsche Telekom AG	$ 218,470

Electric Utilities – 0.8%
13,182	Adani Transmission Ltd.*	131,533
3,806	NextEra Energy, Inc.	278,980
107,139	Origin Energy Ltd.	609,946

		1,020,459

Electronic Equipment, Instruments & Components – 1.4%
37,422	Hollysys Automation Technologies Ltd.*	656,008
20,666	National Instruments Corp.(a)	1,219,294

		1,875,302

Energy Equipment & Services – 0.2%
5,579	Schlumberger NV	325,479

Entertainment – 3.4%
35,181	Activision Blizzard, Inc.*(a)	3,263,390
24,645	Kahoot! ASA*	84,776
20,662	Manchester United PLC Class A*	457,870
452	Netflix, Inc.*	198,415
9,141	Rovio Entertainment Oyj(b)	92,565
3,861	World Wrestling Entertainment, Inc. Class A(a)	405,405

		4,502,421

Financial Services – 1.6%
15,084	Home Capital Group, Inc. Class B	489,817
52	Mastercard, Inc. Class A	20,503
323,315	Network International Holdings PLC*(b)	1,603,274

		2,113,594

Food Products – 1.4%
151,921	Costa Group Holdings Ltd.	338,827
825	Nestle SA	101,078
421,892	United Malt Group Ltd.*	1,367,490

		1,807,395

Ground Transportation – 0.3%
3,088	Canadian Pacific Kansas City Ltd.	254,112
225	Old Dominion Freight Line, Inc.	94,385

		348,497

Health Care Equipment & Supplies* – 0.4%
891	Dexcom, Inc.	110,983
328	Intuitive Surgical, Inc.	106,403
6,692	NuVasive, Inc.(a)	275,778

		493,164

Health Care Providers & Services – 0.5%
1,042	Amedisys, Inc.*(a)	94,655
458	Elevance Health, Inc.	216,007
25,474	Synlab AG	252,290

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)
105	UnitedHealth Group, Inc.	$ 53,169

		616,121

Health Care Technology – 0.1%
10,542	EMIS Group PLC	196,442

Hotels, Restaurants & Leisure* – 1.0%
3,000	DraftKings, Inc. Class A	95,340
34,354	F45 Training Holdings, Inc.	23,189
41,675	NEOGAMES SA	1,135,227

		1,253,756

Independent Power and Renewable Electricity Producers* – 0.2%
16,861	Adani Green Energy Ltd.	224,127

Industrial Conglomerates – 0.3%
3,888	General Electric Co.	444,165

Insurance – 0.3%
813	Aon PLC Class A	258,940
4,200	Tokio Marine Holdings, Inc.	96,579

		355,519

Interactive Media & Services – 0.5%
671	Alphabet, Inc. Class A*	89,055
1,633	Alphabet, Inc. Class C*	217,369
1,073	Meta Platforms, Inc. Class A*	341,858
1,563	Tencent Holdings Ltd.	71,837

		720,119

IT Services* – 0.1%
18,524	Chindata Group Holdings Ltd. ADR	149,303

Life Sciences Tools & Services – 0.9%
626	Danaher Corp.	159,668
235	ICON PLC ADR*	59,081
24,160	Syneos Health, Inc.*	1,024,626

		1,243,375

Media – 0.1%
95,808	Clear Channel Outdoor Holdings, Inc.	172,454

Metals & Mining – 0.6%
105,617	Glencore PLC	642,303
7,170	Vale SA	104,864

		747,167

Multi-Utilities(a) – 0.0%
5,040	Algonquin Power & Utilities Corp.	41,630

Oil, Gas & Consumable Fuels – 1.2%
9,565	Eni SpA	146,028
39,366	Gazprom PJSC*(c)	—
3,021	LUKOIL PJSC(c)	—
23,846	Petroleo Brasileiro SA ADR	350,059
27,893	Rosneft Oil Co. PJSC(c)	—
4,689	Shell PLC	144,238
12,458	TotalEnergies SE	756,905

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
2,850	Tourmaline Oil Corp.	$ 147,703

		1,544,933

Personal Products – 0.2%
1,137	Kenvue, Inc.*	26,924
550	L’Oreal SA	255,810

		282,734

Pharmaceuticals – 2.8%
6,433	AstraZeneca PLC	924,269
10,679	Dechra Pharmaceuticals PLC	509,094
14,578	DICE Therapeutics, Inc.*	685,166
357	Eli Lilly & Co.	162,274
5,281	Novo Nordisk A/S Class B	851,573
3,071	Reata Pharmaceuticals, Inc. Class A*	508,496

		3,640,872

Professional Services – 0.2%
9,150	Applus Services SA	98,157
545	Verisk Analytics, Inc.	124,772

		222,929

Semiconductors & Semiconductor Equipment – 2.7%
241	Advanced Micro Devices, Inc.*	27,570
964	ASML Holding NV	690,545
310	Broadcom, Inc.	278,582
425	Lam Research Corp.	305,358
2,503	NVIDIA Corp.	1,169,627
6,290	Silicon Motion Technology Corp. ADR(a)	398,786
10,702	Taiwan Semiconductor Manufacturing Co. Ltd.	193,253
1,976	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	195,920
800	Tokyo Electron Ltd.	120,070
4,692	Tower Semiconductor Ltd.*	177,123

		3,556,834

Software – 2.8%
84,110	Alfa Financial Software Holdings PLC(b)	168,390
8,638	Black Knight, Inc.*(a)	607,424
1,140	ESI Group*	186,134
249,231	Infomedia Ltd.	287,696
1,077	Microsoft Corp.(d)	361,786
1,005	New Relic, Inc.*	84,973
7,023	SimCorp A/S	753,052
20,847	Software AG*	728,897
2,720	VMware, Inc. Class A*(a)	428,754
298	WiseTech Global Ltd.	17,209

		3,624,315

Specialty Retail(a) – 0.7%
29,000	Franchise Group, Inc.	863,040

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.5%
1,284	Cie Financiere Richemont SA Class A	$ 206,766
19	Hermes International	42,052
471	LVMH Moet Hennessy Louis Vuitton SE	437,450

		686,268

Tobacco – 0.4%
11,643	Imperial Brands PLC	275,071
55,629	ITC Ltd.	315,216

		590,287

Trading Companies & Distributors – 1.1%
8,978	Adani Enterprises Ltd.	272,353
33,544	Univar Solutions, Inc.*(a)	1,212,280

		1,484,633

Transportation Infrastructure – 0.2%
21,920	Adani Ports & Special Economic Zone Ltd.	207,395

Wireless Telecommunication Services – 0.2%
5,378	SoftBank Group Corp.	273,538

TOTAL COMMON STOCKS (Cost $43,254,170)		$ 46,471,398

Special Purpose Acquisition Company* – 0.9%
100,000	BlueRiver Acquisition Corp.	$ 1,071,000
4,588	Healthwell Acquisition Corp. I	47,073
3,603	Jupiter Acquisition Corp.	36,967

TOTAL SPECIAL PURPOSE ACQUISITION COMPANY (Cost $1,079,389)		$ 1,155,040

Shares	Dividend Rate	Value

Preferred Stocks – 0.8%
Entertainment*(e) – 0.2%
AMC Entertainment Holdings, Inc.
176,409	0.000%	$ 326,357

Oil & Gas – 0.3%
Petroleo Brasileiro SA
53,666	15.666	353,063

Regional Banks – 0.3%
Itau Unibanco Holding SA
58,661	5.352	355,284

TOTAL PREFERRED STOCKS (Cost $830,305)		$ 1,034,704

Principal Amount		Interest Rate	Maturity Date	Value

U.S. Treasury Obligations(e) – 10.1%
United States Treasury Bills
$	1,250,000	0.000%(f)	08/17/23	$ 1,247,088
	2,000,000	0.000(f)	09/07/23	1,989,171
	3,600,000	0.000(f)	09/14/23	3,576,845
	2,800,000	0.000(f)	09/28/23	2,776,143
	2,300,000	0.000(f)	01/04/24	2,247,513
	1,500,000	0.000	01/11/24	1,464,250

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,308,421)				$ 13,301,010

	Shares	Dividend Rate		Value

Investment Company(g) – 42.3%
Goldman Sachs Financial Square Government Fund - Institutional Shares
	55,824,793	5.220%		$ 55,824,793
(Cost $55,824,793)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 89.4% (Cost $114,297,078)				$117,786,945

Shares	Description	Value

Common Stocks Sold Short* – (0.3)%
Health Care Equipment & Supplies – (0.2)%
4,597	Globus Medical, Inc.	$ (277,061)

Semiconductors & Semiconductor Equipment – (0.1)%
1,830	MaxLinear, Inc.	(45,146)

TOTAL COMMON STOCKS SOLD SHORT (Cost $(311,326))		$ (322,207)

TOTAL SECURITIES SOLD SHORT – (0.3)% (Cost $(311,326))		(322,207)

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.9%		14,299,891

NET ASSETS – 100.0%		$131,764,629

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $4,062,550, which represents approximately 3.1% of net assets as of July 31, 2023.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	All or a portion of security is segregated as collateral for options.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Represents an affiliated Issuer.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At July 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Deutsche Bank AG (London)	AUD	412,929	EUR	250,000	08/23/23	$2,396
	AUD	239,756	GBP	125,000	08/23/23	748
	AUD	1,200,000	JPY	113,438,360	08/23/23	6,202
	AUD	600,000	USD	402,146	08/23/23	1,231
	BRL	1,466,547	USD	300,000	08/02/23	10,012
	CAD	178,189	AUD	200,000	08/23/23	715
	CAD	734,961	EUR	500,000	08/23/23	7,112
	CAD	1,000,000	JPY	105,781,960	08/23/23	12,080
	CAD	500,000	USD	378,616	08/23/23	684
	CHF	722,224	EUR	750,000	08/23/23	4,761
	CHF	875,000	USD	995,411	08/23/23	10,654
	CNH	82,239,161	USD	11,500,000	08/23/23	32,880
	EUR	125,000	AUD	204,273	08/23/23	275
	EUR	250,000	CHF	238,413	08/23/23	1,090
	EUR	1,500,000	GBP	1,285,912	08/23/23	806
	EUR	900,000	JPY	139,013,180	08/23/23	9,734
	GBP	125,000	AUD	238,387	08/23/23	172
	GBP	777,262	EUR	900,000	08/23/23	6,852
	GBP	1,375,000	JPY	248,163,865	08/23/23	13,496
	INR	8,254,890	USD	100,000	08/10/23	370
	JPY	19,074,780	AUD	200,000	08/23/23	155
	JPY	31,234,312	EUR	200,000	08/23/23	254
	JPY	68,289,484	GBP	375,000	08/23/23	613
	KRW	130,450,789	USD	100,000	08/07/23	2,125
	KRW	255,402,107	USD	200,000	08/25/23	185
	KRW	384,194,264	USD	300,000	08/28/23	1,192
	MXN	7,000,000	USD	411,097	08/23/23	5,061
	NZD	600,000	JPY	52,046,120	08/23/23	5,379
	NZD	800,000	USD	495,822	08/23/23	1,081
	USD	1,018,410	AUD	1,500,000	08/23/23	9,968
	USD	200,000	BRL	945,522	08/02/23	127
	USD	200,000	BRL	948,562	09/05/23	740
	USD	531,905	CAD	700,000	08/23/23	885
	USD	1,161,743	CHF	1,000,000	08/23/23	11,955
	USD	100,000	CLP	82,542,084	08/21/23	1,862
	USD	100,000	CLP	82,985,040	08/24/23	1,373
	USD	2,500,000	CNH	17,810,403	08/23/23	2,343
	USD	7,080,590	EUR	6,375,000	08/23/23	62,629
	USD	1,531,118	GBP	1,187,500	08/23/23	6,951
	USD	100,000	HUF	33,796,030	08/23/23	4,586
	USD	2,681,512	JPY	375,000,000	08/23/23	35,080
	USD	100,000	KRW	127,590,211	08/07/23	114
	USD	100,000	KRW	126,519,517	08/14/23	906
	USD	100,000	KRW	127,496,948	08/17/23	121
	USD	100,000	KRW	127,046,211	08/18/23	467
	USD	100,000	KRW	127,469,501	08/25/23	89
	USD	200,000	KRW	253,850,203	08/31/23	966

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Deutsche Bank AG (London) (continued)	USD	29,791	MXN	500,000	08/23/23	$65
	USD	883,867	NZD	1,400,000	08/23/23	14,286
	USD	200,000	TWD	6,270,423	08/11/23	730
	USD	100,000	TWD	3,134,655	08/14/23	356
	USD	107,783	TWD	3,339,453	08/18/23	1,591
	USD	200,000	TWD	6,196,477	08/21/23	2,905
	USD	100,000	TWD	3,126,899	08/28/23	480
	USD	100,000	ZAR	1,791,759	08/23/23	47
	ZAR	3,663,649	USD	200,000	08/23/23	4,377
MS & Co. Int. PLC	AUD	52,000	USD	34,734	09/20/23	258
	CHF	39,000	USD	43,717	09/20/23	1,254
	DKK	219,000	USD	32,139	09/20/23	275
	EUR	39,000	USD	42,700	09/20/23	290
	GBP	1,161,000	USD	1,452,282	09/12/23	37,978
	GBP	60,000	USD	76,886	09/20/23	131
	USD	2,607,337	AUD	3,804,000	09/20/23	47,608
	USD	3,303	DKK	22,000	09/20/23	47
	USD	24,331	EUR	22,000	09/20/23	80
	USD	512,484	GBP	396,000	09/20/23	4,168
	USD	86,250	NOK	863,000	09/20/23	961

TOTAL						$397,364

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Deutsche Bank AG (London)	AUD	409,083	EUR	250,000	08/23/23	$(190)
	AUD	2,200,000	USD	1,501,132	08/23/23	(22,084)
	BRL	951,282	USD	200,000	09/05/23	(169)
	CAD	600,000	USD	456,977	08/23/23	(1,817)
	CHF	119,139	EUR	125,000	08/23/23	(623)
	CHF	138,072	GBP	125,000	08/23/23	(1,686)
	CHF	500,000	USD	582,708	08/23/23	(7,813)
	CLP	82,948,546	USD	100,000	08/21/23	(1,379)
	CLP	80,787,426	USD	100,000	08/24/23	(3,985)
	CLP	83,108,616	USD	100,000	08/28/23	(1,276)
	EUR	625,000	AUD	1,031,065	08/23/23	(5,144)
	EUR	875,000	CAD	1,284,119	08/23/23	(10,884)
	EUR	250,000	CHF	241,883	08/23/23	(2,900)
	EUR	500,000	GBP	432,387	08/23/23	(4,543)
	EUR	200,000	JPY	31,308,396	08/23/23	(777)
	EUR	7,500,000	USD	8,327,836	08/23/23	(71,410)
	GBP	500,000	AUD	960,339	08/23/23	(3,876)
	GBP	125,000	CHF	141,683	08/23/23	(2,467)
	GBP	1,537,084	EUR	1,800,000	08/23/23	(8,680)
	GBP	1,562,500	USD	2,031,006	08/23/23	(25,522)
	INR	8,220,550	USD	100,000	08/21/23	(91)
	JPY	189,128,240	AUD	2,000,000	08/23/23	(9,882)
	JPY	104,723,120	CAD	1,000,000	08/23/23	(19,553)
	JPY	138,717,675	EUR	900,000	08/23/23	(11,820)
	JPY	224,310,860	GBP	1,250,000	08/23/23	(21,392)
	JPY	34,935,940	NZD	400,000	08/23/23	(1,903)
	JPY	562,500,000	USD	4,064,678	08/23/23	(95,030)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Deutsche Bank AG (London) (continued)	KRW	127,548,000	USD	100,000	08/14/23	$(101)
	KRW	126,495,087	USD	100,000	08/17/23	(906)
	KRW	125,966,789	USD	100,000	08/18/23	(1,313)
	KRW	126,409,929	USD	100,000	08/21/23	(946)
	KRW	126,455,789	USD	100,000	08/24/23	(890)
	KRW	126,995,000	USD	100,000	08/25/23	(461)
	NZD	800,000	USD	507,794	08/23/23	(10,891)
	TWD	6,200,330	USD	200,000	08/11/23	(2,957)
	TWD	3,135,340	USD	100,000	08/14/23	(334)
	TWD	3,312,689	USD	107,783	08/18/23	(2,442)
	TWD	6,192,928	USD	200,000	08/21/23	(3,018)
	USD	1,002,574	AUD	1,500,000	08/23/23	(5,867)
	USD	100,000	BRL	481,640	08/02/23	(1,814)
	USD	1,058,740	CAD	1,400,000	08/23/23	(3,300)
	USD	5,400,000	CNH	38,709,294	08/23/23	(28,432)
	USD	959,725	EUR	875,000	08/23/23	(3,524)
	USD	399,357	GBP	312,500	08/23/23	(1,740)
	USD	100,000	INR	8,280,613	08/10/23	(683)
	USD	100,000	KRW	127,738,581	08/21/23	(95)
	USD	100,000	KRW	127,705,000	08/24/23	(89)
	USD	200,000	KRW	256,177,312	08/25/23	(792)
	USD	100,000	KRW	128,253,191	08/28/23	(545)
	USD	176,768	MXN	3,000,000	08/23/23	(1,585)
	USD	100,000	NOK	1,046,215	08/23/23	(3,321)
	USD	185,800	NZD	300,000	08/23/23	(538)
	USD	100,000	TRY	2,744,228	08/23/23	(501)
	USD	100,000	ZAR	1,802,959	08/23/23	(578)
MS & Co. Int. PLC	AUD	558,000	USD	381,767	09/20/23	(6,284)
	CAD	434,000	USD	329,720	09/20/23	(366)
	DKK	2,515,000	USD	374,714	09/20/23	(2,479)
	EUR	17,000	USD	18,890	09/20/23	(151)
	GBP	825,000	USD	1,063,853	09/20/23	(4,858)
	USD	927,489	AUD	1,389,000	09/20/23	(7,175)
	USD	1,735,680	CAD	2,297,000	09/20/23	(7,467)
	USD	43,996	CHF	39,000	09/20/23	(975)
	USD	1,164,893	DKK	7,912,000	09/20/23	(6,130)
	USD	1,405,048	EUR	1,282,000	09/20/23	(8,081)
	USD	3,160,156	GBP	2,480,000	09/20/23	(23,242)

TOTAL						$(481,767)

FUTURES CONTRACTS — At July 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Italian 2 Year Government Notes	1	09/07/23	$115,755	$143
10 Year U.K. Long Gilt	9	09/27/23	1,110,315	(4,471)
10 Year U.S. Treasury Bonds	3	09/20/23	350,953	(2,378)
5 Year U.S. Treasury Notes	7	09/29/23	747,742	(248)
Brent Crude	2	08/31/23	170,860	5,908
British Pound	1	09/18/23	80,256	(132)
CAC40 Index	6	08/18/23	495,666	9,069

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts: (continued)
Canada 10 Year Government Bonds	4	09/20/23	$364,312	$(3,182)
Canadian Dollar	1	09/19/23	75,945	14
Copper	2	09/27/23	200,400	3,746
Copper	2	08/04/23	440,156	30,912
Copper	1	08/10/23	220,311	5,683
Copper	1	08/15/23	220,488	13,734
Copper	1	08/18/23	220,488	16,009
Copper	1	08/25/23	220,614	14,567
Copper	1	09/01/23	220,719	14,566
Copper	1	09/15/23	220,800	12,822
Copper	1	09/21/23	220,688	5,622
Copper	1	09/28/23	220,663	12,772
Copper	1	10/03/23	220,794	11,278
Copper	1	10/12/23	220,827	9,824
Copper	1	10/13/23	220,831	4,254
Copper	1	10/20/23	220,764	7,011
Copper	1	10/31/23	220,788	322
Corn	3	12/14/23	76,950	(2,644)
DJIA Mini E-CBOT Index	12	09/15/23	2,141,700	37,731
ECX Emission	1	12/18/23	95,294	(2,116)
E-Mini Crude Oil	1	08/21/23	40,900	2,686
E-Mini Russell 2000 Index	8	09/15/23	805,440	19,828
EUR/USD	1	09/18/23	137,806	(145)
Euro Stoxx 50 Index	17	09/15/23	840,370	18,902
French 10 Year Government Bonds	3	09/07/23	420,691	(2,409)
FTSE 100 Index	10	09/15/23	986,767	20,970
FTSE/MIB Index	6	09/15/23	982,953	34,156
German 10 Year Government Bonds	5	09/07/23	731,168	(2,223)
German 2 Year Euro-Schatz	2	09/07/23	231,005	115
Gold 100 Oz	1	12/27/23	200,920	398
Hang Seng Index	6	08/30/23	777,148	5,875
HSCEI	6	08/30/23	267,153	9,842
Italian 10 Year Government Bonds	4	09/07/23	510,168	(134)
Japan 10 Year Government Bonds	2	09/12/23	2,063,754	(18,982)
Lead	2	08/04/23	107,288	3,601
Lead	1	08/10/23	53,687	2,946
Lead	1	08/15/23	53,734	3,059
Lead	2	08/25/23	107,532	4,473
Lead	1	09/01/23	53,785	3,606
Lead	1	09/05/23	53,847	1,452
Lead	1	09/12/23	53,914	2,586
Lead	1	09/15/23	53,894	916
Lead	1	09/27/23	53,748	1,420
Lean Hogs	1	10/13/23	34,400	848
Low Sulphur Gas Oil	1	09/12/23	86,000	724
Mexican Peso	2	09/18/23	59,260	(182)
Mini FTSE/MIB Index	1	09/15/23	32,765	98
Mini H-Shares Index	6	08/30/23	138,430	3,725
Nasdaq 100 E-Mini Index	18	09/15/23	5,708,700	33,557
Natural Gas	1	08/29/23	26,340	218
Nickel	1	08/02/23	132,456	(11,521)
Nickel	1	10/27/23	133,698	3,885
Nikkei 225 Index	3	09/07/23	350,367	(266)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts: (continued)
OMXS 30 Index	6	08/18/23	$128,562	$1,483
Palladium	1	09/27/23	127,560	3,308
Platinum	2	10/27/23	95,860	(1,203)
Primary Aluminum	2	08/04/23	112,331	154
Primary Aluminum	1	08/11/23	56,313	297
Primary Aluminum	1	08/15/23	56,393	278
Primary Aluminum	1	08/16/23	56,413	(90)
Primary Aluminum	1	08/30/23	56,536	670
Primary Aluminum	1	09/12/23	56,642	2,762
Primary Aluminum	2	09/21/23	113,435	5,592
Primary Aluminum	1	09/22/23	56,735	707
Primary Aluminum	1	09/26/23	56,805	3,051
Primary Aluminum	1	09/28/23	56,839	2,261
Primary Aluminum	1	10/04/23	56,906	1,959
Primary Aluminum	1	10/13/23	56,963	860
Rapeseed	1	10/31/23	24,464	(1,898)
S&P 500 E-Mini Index	30	09/15/23	922,900	29,669
S&P Mid 400 E-Mini Index	1	09/15/23	274,340	9,368
S&P Toronto Stock Exchange 60 Index	4	09/14/23	752,285	8,533
Silver	1	09/27/23	124,860	3,133
Soybean	1	11/14/23	66,588	(2,715)
Soybean	1	12/14/23	39,590	(2,402)
Swiss Franc	1	09/18/23	144,144	(2,307)
U.S. Dollar	3	08/21/23	29,931	27
Wheat	2	09/14/23	66,575	(1,155)
WTI Crude	12	08/22/23	981,600	66,076
Yen Denominated Nikkei Index	1	09/07/23	116,895	754
Zinc	2	08/04/23	128,353	(4,903)

Total				$469,109

Short position contracts:
10 Year U.S. Treasury Bonds	(38)	09/20/23	(4,233,437)	(539)
2 Year U.S. Treasury Notes	(15)	09/29/23	(3,045,469)	1,395
20 Year U.S. Treasury Bonds	(33)	09/20/23	(4,106,437)	(14,909)
CAC40 Index	(14)	08/18/23	(1,156,553)	(25,181)
CBOE Volatility Index	(18)	08/16/23	(267,541)	4,679
CBOE Volatility Index	(22)	09/20/23	(359,465)	7,949
Copper	(2)	08/04/23	(440,155)	(13,812)
Copper	(1)	08/10/23	(220,311)	(17,233)
Copper	(1)	08/15/23	(220,488)	(14,423)
Copper	(1)	08/18/23	(220,488)	(14,515)
Copper	(1)	08/25/23	(220,614)	(21,042)
Copper	(1)	09/01/23	(220,719)	(14,634)
Copper	(1)	09/15/23	(220,800)	(10,191)
Copper	(1)	09/21/23	(220,688)	(12,840)
Copper	(1)	09/28/23	(220,663)	(14,353)
Copper	(1)	10/03/23	(220,794)	(12,913)
Copper	(1)	10/12/23	(220,827)	(4,255)
Copper	(1)	10/13/23	(220,831)	(3,359)
Copper	(1)	10/20/23	(220,764)	(9,329)
DAX Index	(3)	09/15/23	(454,891)	(10,219)
Euro Stoxx 50 Index	(15)	09/15/23	(741,503)	(23,405)
FTSE 100 Index	(10)	09/15/23	(986,767)	(11,458)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts: (continued)
FTSE China A50 Index	(4)	08/30/23	$(53,308)	$(274)
FTSE/MIB Index	(1)	09/15/23	(163,826)	(11,605)
German 5 Year Euro-Bobl	(3)	09/07/23	(382,263)	(661)
Hang Seng Index	(1)	08/30/23	(129,525)	(5,236)
Ibex 35 Index	(2)	08/18/23	(212,720)	(4,376)
Japanese Yen	(1)	09/18/23	(88,525)	105
Kospi2 Index	(3)	09/14/23	(204,321)	(1,797)
Lead	(2)	08/04/23	(107,288)	(1,594)
Lead	(1)	08/10/23	(53,687)	(565)
Lead	(1)	08/15/23	(53,734)	(1,887)
Lead	(2)	08/25/23	(107,532)	(6,150)
Lead	(1)	09/01/23	(53,785)	(3,092)
Lead	(1)	09/05/23	(53,847)	(2,963)
Lead	(1)	09/12/23	(53,914)	(1,473)
Lead	(1)	09/15/23	(53,894)	(1,453)
Lead	(1)	09/27/23	(53,748)	(1,413)
Lead	(1)	10/27/23	(53,719)	103
Live Cattle	(1)	10/31/23	(71,810)	(252)
MSCI Emerging Markets Index	(77)	09/15/23	(2,952,040)	(175,187)
MSCI Singapore Index	(1)	08/30/23	(22,970)	(776)
Nickel	(1)	08/02/23	(132,456)	15,772
Nikkei 225 Index	(3)	09/07/23	(701,367)	(17,296)
Nikkei 225 Mini Index	(26)	09/07/23	(607,852)	(13,891)
OMXS 30 Index	(9)	08/18/23	(192,844)	372
Primary Aluminum	(2)	08/04/23	(112,331)	2,238
Primary Aluminum	(1)	08/11/23	(56,313)	(204)
Primary Aluminum	(1)	08/15/23	(56,393)	(71)
Primary Aluminum	(1)	08/16/23	(56,413)	(310)
Primary Aluminum	(1)	08/30/23	(56,536)	(395)
Primary Aluminum	(1)	09/12/23	(56,642)	(983)
Primary Aluminum	(2)	09/21/23	(113,435)	(2,416)
Primary Aluminum	(1)	09/22/23	(56,735)	(2,813)
Primary Aluminum	(1)	09/26/23	(56,805)	(2,845)
Primary Aluminum	(1)	09/28/23	(56,839)	(2,855)
Primary Aluminum	(1)	10/04/23	(56,906)	(2,859)
Primary Aluminum	(1)	10/13/23	(56,963)	(1,957)
S&P 500 E-Mini Index	(78)	09/15/23	(17,996,550)	(1,034,592)
S&P Toronto Stock Exchange 60 Index	(4)	09/14/23	(752,285)	(24,871)
Soybean	(1)	12/14/23	(35,994)	1,114
SPI 200 Index	(4)	09/21/23	(494,237)	(18,145)
Stoxx Europe 600 Index	(10)	09/15/23	(259,922)	(3,404)
Topix Index	(11)	09/07/23	(1,635,680)	(86,509)
Ultra Long U.S. Treasury Bonds	(1)	09/20/23	(132,219)	(314)
Wheat	(1)	09/14/23	(40,638)	4,960
XAE Energy	(1)	09/15/23	(92,130)	(1,432)
XAU Utilities	(1)	09/15/23	(67,990)	(1)
Zinc	(2)	08/04/23	(128,353)	5,966

Total				$(1,642,874)

TOTAL FUTURES CONTRACTS				$(1,173,765)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At July 31, 2023, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Application/ (Depreciation)*

ADT, Inc.	0.400%	BofA Securities LLC	08/02/24	$375	$—
Alaska Air Group, Inc.	0.400	BofA Securities LLC	08/02/24	1,065	—
American Tower Corp.	0.400	BofA Securities LLC	08/02/24	1,656	—
Brixmor Property Group, Inc.	0.400	BofA Securities LLC	08/02/24	402	—
Buckle, Inc.	(0.350)	BofA Securities LLC	08/02/24	384	—
Choice Hotels International, Inc.	(0.350)	BofA Securities LLC	08/02/24	523	—
Digital Realty Trust, Inc.	(0.350)	BofA Securities LLC	08/02/24	174	—
Direxion Daily Small Cap Bull 3X Shares	(5.216)	BofA Securities LLC	08/02/24	974	—
Dole Food Co., Inc.	0.400	BofA Securities LLC	08/02/24	1,663	—
Dollar General Corp.	0.400	BofA Securities LLC	08/02/24	355	—
EastGroup Properties, Inc.	(0.350)	BofA Securities LLC	08/02/24	177	—
Equinix, Inc.	0.400	BofA Securities LLC	08/02/24	405	—
Essex Property Trust, Inc.	(0.350)	BofA Securities LLC	08/02/24	283	—
First American Financial Corp.	(0.350)	BofA Securities LLC	08/02/24	203	—
Gaming & Leisure Properties, Inc.	0.400	BofA Securities LLC	08/02/24	892	—
Getty Realty Corp.	(0.350)	BofA Securities LLC	08/02/24	423	—
Hercules Capital, Inc.	(1.084)	BofA Securities LLC	08/02/24	441	—
Hilton Grand Vacations, Inc.	0.400	BofA Securities LLC	08/02/24	539	—
Host Hotels & Resorts, Inc.	(0.350)	BofA Securities LLC	08/02/24	594	—
IHS Holding Ltd.	0.400	BofA Securities LLC	08/02/24	646	—
Independence Realty Trust, Inc.	0.400	BofA Securities LLC	08/02/24	942	—
iShares Russell 2000 ETF	(0.798)	BofA Securities LLC	08/02/24	1,133	—
iShares Russell 2000 ETF	(0.565)	BofA Securities LLC	08/02/24	576	—
iShares Russell 2000 ETF	(0.566)	BofA Securities LLC	08/02/24	596	—
iShares Select Dividend ETF	(0.350)	BofA Securities LLC	08/02/24	779	—
Main Street Capital Corp.	(5.984)	BofA Securities LLC	08/02/24	296	—
McCormick & Co., Inc.	(0.350)	BofA Securities LLC	08/02/24	331	—
Motorcar Parts of America, Inc.	(1.115)	BofA Securities LLC	08/02/24	123	—
National Beverage Corp.	(0.350)	BofA Securities LLC	08/02/24	280	—
NexPoint Diversified Real Estate Trust	0.400	BofA Securities LLC	08/02/24	226	—
NNN REIT, Inc.	(0.350)	BofA Securities LLC	08/02/24	495	—
Oaktree Specialty Lending Corp.	0.400	BofA Securities LLC	08/02/24	643	—
Outfront Media, Inc.	0.400	BofA Securities LLC	08/02/24	345	—
PetMed Express, Inc.	(0.350)	BofA Securities LLC	08/02/24	163	—
Pulse Electronics Corp.	0.400	BofA Securities LLC	08/02/24	762	—
PulteGroup, Inc.	0.400	BofA Securities LLC	08/02/24	819	—
Realty Income Corp.	(0.350)	BofA Securities LLC	08/02/24	250	—
Regency Centers Corp.	(0.350)	BofA Securities LLC	08/02/24	334	—
Ross Stores, Inc.	(0.350)	BofA Securities LLC	08/02/24	413	—
SPDR S&P 500 ETF Trust	(0.350)	BofA Securities LLC	08/02/24	1,694	—
Spectrum Brands Holdings, Inc.	0.400	BofA Securities LLC	08/02/24	1,302	—
Spirit AeroSystems Holdings, Inc.	(0.350)	BofA Securities LLC	08/02/24	366	—
Summit Hotel Properties, Inc.	(0.350)	BofA Securities LLC	08/02/24	433	—
T Rowe Price Group, Inc.	(0.350)	BofA Securities LLC	08/02/24	370	—
Target Corp.	(0.350)	BofA Securities LLC	08/02/24	177	—
TPG RE Finance Trust, Inc.	0.400	BofA Securities LLC	08/02/24	408	—
Vanguard Real Estate ETF	(0.549)	BofA Securities LLC	08/02/24	1,492	—
VICI Properties, Inc.	0.400	BofA Securities LLC	08/02/24	1,114	—
WD-40 Co.	(0.350)	BofA Securities LLC	08/02/24	138	—
Wyndham Hotels & Resorts, Inc.	0.400	BofA Securities LLC	08/02/24	974	—
AGCO Corp.	(5.060)	MS & Co. Int. PLC	02/09/24	3	2,055
Agilent Technologies, Inc.	(5.060)	MS & Co. Int. PLC	02/09/24	1	(3,452)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Unrealized Application/ (Depreciation)*

Allfunds Group PLC	3.490%	MS & Co. Int. PLC	02/02/24	42		$9,691
Alta Mesa Resources, Inc. Class A	(5.060)	MS & Co. Int. PLC	02/09/24	—	(b)	(9,426)
ASR Nederland NV	3.490	MS & Co. Int. PLC	02/02/24	13		9,031
Balfour Beatty PLC	(4.930)	MS & Co. Int. PLC	01/25/24	16		(375)
Barratt Developments PLC	(4.930)	MS & Co. Int. PLC	01/25/24	32		(16,317)
BHP Group Ltd.	(5.060)	MS & Co. Int. PLC	02/09/24	1		(1,742)
BorgWarner, Inc.	5.060	MS & Co. Int. PLC	02/14/24	8		7,962
Breedon Group PLC	4.930	MS & Co. Int. PLC	01/25/24	33		7,447
Chemring Group PLC	4.930	MS & Co. Int. PLC	01/25/24	197		(508)
Clorox Co.	(5.060)	MS & Co. Int. PLC	02/09/24	1		2,515
CNH Industrial NV	3.490	MS & Co. Int. PLC	02/02/24	49		(39,598)
Coloplast AS Class B	(3.430)	MS & Co. Int. PLC	02/02/24	1		(2,578)
Compagnie de Saint-Gobain	3.490	MS & Co. Int. PLC	02/02/24	9		4,032
ConvaTec Group PLC	4.930	MS & Co. Int. PLC	01/25/24	72		(3,055)
Danone SA	(3.490)	MS & Co. Int. PLC	02/02/24	7		7,556
Dassault Aviation SA	(3.490)	MS & Co. Int. PLC	02/02/24	—	(b)	4,345
Deere & Co.	(5.060)	MS & Co. Int. PLC	02/09/24	1		(4,504)
Dufry AG	1.700	MS & Co. Int. PLC	02/02/24	3		3,361
Ecolab, Inc.	(5.060)	MS & Co. Int. PLC	02/09/24	—	(b)	1,036
Elis SA	(3.490)	MS & Co. Int. PLC	02/02/24	2		(1,809)
Engie SA	3.490	MS & Co. Int. PLC	02/02/24	38		(19,575)
Fabege AB	(3.740)	MS & Co. Int. PLC	02/05/24	6		(4,149)
Freeport-McMoRan, Inc.	(5.060)	MS & Co. Int. PLC	02/09/24	2		(7,991)
FTSE 250 Index	(4.930)	MS & Co. Int. PLC	07/02/24	—	(b)	(14,083)
Gaztransport Et Technigaz SA	3.490	MS & Co. Int. PLC	02/02/24	1		22,136
Gecina SA	(3.490)	MS & Co. Int. PLC	02/02/24	—	(b)	(527)
Granite Construction, Inc.	(5.060)	MS & Co. Int. PLC	02/09/24	1		138
Hensoldt AG	(3.490)	MS & Co. Int. PLC	02/02/24	3		8,235
Industrivarden AB Class A	3.740	MS & Co. Int. PLC	02/05/24	548		(137,036)
Industrivarden AB Class C	(3.740)	MS & Co. Int. PLC	02/05/24	548		101,058
Intertek Group PLC	(4.930)	MS & Co. Int. PLC	01/25/24	1		(1,563)
IQVIA Holdings, Inc.	(5.060)	MS & Co. Int. PLC	02/09/24	—	(b)	(988)
ISS A/S	(3.430)	MS & Co. Int. PLC	02/02/24	2		916
Jet2	4.930	MS & Co. Int. PLC	01/25/24	4		(3,850)
Kingfisher PLC	(4.930)	MS & Co. Int. PLC	01/25/24	24		(5,006)
Laboratory Corp. of America Holdings	5.060	MS & Co. Int. PLC	02/14/24	3		701
Logitech International SA	(1.700)	MS & Co. Int. PLC	02/02/24	2		(16,902)
MDU Resources Group, Inc.	5.060	MS & Co. Int. PLC	02/14/24	32		27,832
Melrose Industries PLC	4.930	MS & Co. Int. PLC	01/25/24	107		27,402
Mercedes-Benz Group AG	3.490	MS & Co. Int. PLC	02/02/24	2		4,009
MS Diversified Utilities	(5.060)	MS & Co. Int. PLC	07/31/23	6		(5,217)
MS Health Care	(5.060)	MS & Co. Int. PLC	02/16/24	2		(1,942)
MSQQEVLL Index	3.490	MS & Co. Int. PLC	02/08/24	4		10,592
MSQQEVLS Index	(3.490)	MS & Co. Int. PLC	02/08/24	5		(8,317)
MSSTWKBS Index	(3.490)	MS & Co. Int. PLC	02/08/24	1		(1,517)
MSTMUKHM Index	(4.930)	MS & Co. Int. PLC	02/26/24	—	(b)	(195)
MSTRAUTP Index	(0.560)	MS & Co. Int. PLC	02/16/24	5		(12,835)
MYR Group, Inc.	(5.060)	MS & Co. Int. PLC	02/09/24	—	(b)	1,237
Phinia, Inc.	5.060	MS & Co. Int. PLC	02/14/24	10		(3,813)
Primoris Services Corp.	(5.060)	MS & Co. Int. PLC	02/09/24	3		(5,771)
Quest Diagnostics, Inc.	(5.060)	MS & Co. Int. PLC	02/09/24	2		7,741
Reckitt Benckiser Group PLC	4.930	MS & Co. Int. PLC	01/25/24	4		(2,522)
Renishaw PLC	4.930	MS & Co. Int. PLC	01/25/24	3		(6,566)
Rentokil Initial PLC	4.930	MS & Co. Int. PLC	01/25/24	80		(2,190)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Unrealized Application/ (Depreciation)*

Rheinmetall AG	(3.490)%	MS & Co. Int. PLC	02/02/24	—	(b)	$515
Rightmove PLC	4.930	MS & Co. Int. PLC	01/25/24	93		21,673
Rollins, Inc.	(5.060)	MS & Co. Int. PLC	02/09/24	3		12,096
RWE AG	3.490	MS & Co. Int. PLC	02/02/24	14		(22,680)
Scout24 SE	3.490	MS & Co. Int. PLC	02/02/24	7		11,989
SGS SA	(1.700)	MS & Co. Int. PLC	02/02/24	—	(b)	(666)
Skanska AB Class B	(3.740)	MS & Co. Int. PLC	02/05/24	16		(3,299)
Smith & Nephew PLC	4.930	MS & Co. Int. PLC	01/25/24	7		(1,765)
Southern Copper Corp.	(5.060)	MS & Co. Int. PLC	02/09/24	1		(11,387)
STOXX Europe 600 Construction & Materials Index	(3.490)	MS & Co. Int. PLC	02/02/24	1		1,386
STOXX Europe 600 Financial Services Index	(3.490)	MS & Co. Int. PLC	02/02/24	—	(b)	(9,528)
STOXX Europe 600 Food & Beverage Index	(3.490)	MS & Co. Int. PLC	02/02/24	—	(b)	(4,936)
STOXX Europe 600 Health Care Index	(3.490)	MS & Co. Int. PLC	02/02/24	—	(b)	(3,154)
STOXX Europe 600 Industrial Goods & Services Index	(3.490)	MS & Co. Int. PLC	02/02/24	1		(7,396)
STOXX Europe 600 Insurance Index	(3.490)	MS & Co. Int. PLC	02/02/24	2		(6,475)
STOXX Europe 600 Technology Index	(3.490)	MS & Co. Int. PLC	02/02/24	—	(b)	(1,351)
STOXX Europe 600 Utilities Index	(3.490)	MS & Co. Int. PLC	02/02/24	3		22,654
Taylor Wimpey PLC	(4.930)	MS & Co. Int. PLC	01/25/24	78		(8,143)
Teck Resources Ltd. Class B	5.060	MS & Co. Int. PLC	02/14/24	7		18,355
Thales SA	(3.490)	MS & Co. Int. PLC	02/02/24	1		3,960
Unilever PLC	(3.490)	MS & Co. Int. PLC	02/02/24	13		3,108
Volkswagen AG	(3.490)	MS & Co. Int. PLC	02/02/24	1		(2,071)

TOTAL						$(62,006)

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.
(b)	Rounds to less than 1,000.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At July 31, 2023, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Amazon.Com, Inc.	$130.000	10/20/2023	15	$195,000	$16,950	$14,205	$2,745
Frontier Communications Parent	20.000	01/19/2024	378	756,000	103,950	90,164	13,786
FTSE 100 Index	8,000.000	09/15/2023	81	64,800,000	21,310	35,369	(14,059)
Meta Platforms, Inc.	320.000	10/20/2023	7	224,000	15,015	16,354	(1,339)
Silicon Motion Technology Corp.	70.000	08/18/2023	31	217,000	7,130	27,651	(20,521)
Silicon Motion Technology Corp.	75.000	08/18/2023	10	75,000	1,250	10,691	(9,441)
Silicon Motion Technology Corp.	70.000	09/15/2023	125	875,000	46,250	93,663	(47,413)
The Boeing Co.	220.000	10/20/2023	12	264,000	30,840	14,352	16,488
Unilever PLC	50.000	12/15/2023	914	4,570,000	111,549	67,505	44,044

			1,573	$71,976,000	$354,244	$369,954	$(15,710)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts (continued)
Puts
Activision Blizzard, Inc.	$75.000	08/18/2023	217	$1,627,500	$3,798	$79,611	$(75,813)
AMC Entertainment Holdings, Inc.	3.000	08/18/2023	31	9,300	388	2,214	(1,826)
AMC Entertainment Holdings, Inc.	4.000	09/15/2023	264	105,600	28,776	34,203	(5,427)
Black Knight, Inc.	65.000	10/20/2023	14	91,000	3,150	2,234	916
DAX index	16,000.000	10/20/2023	5	8,000,000	6,328	6,748	(420)
Euro Stoxx 50 Index	4,100.000	08/18/2023	59	24,190,000	2,789	49,610	(46,821)
Euro Stoxx 50 Index	4,200.000	09/15/2023	34	14,280,000	7,925	43,262	(35,337)
Franchise Group, Inc.	25.000	08/18/2023	290	725,000	2,175	4,794	(2,619)
FTSE 100 Index	7,400.000	10/20/2023	8	5,920,000	7,597	7,568	29
Horizon Therapeutics PLC	80.000	12/15/2023	13	104,000	7,540	7,183	357
Horizon Therapeutics PLC	80.000	01/19/2024	176	1,408,000	114,400	116,165	(1,765)
iShares Russell 2000 ETF	190.000	08/18/2023	100	1,900,000	6,050	33,953	(27,903)
Nvidia Corp.	440.000	09/15/2023	3	132,000	6,984	6,819	165
SPDR S&P 500 ETF Trust	450.000	10/20/2023	23	1,035,000	15,686	20,022	(4,336)

			1,237	$59,527,400	$213,586	$414,386	$(200,800)

Total purchased option contracts			2,810	$131,503,400	$567,830	$784,340	$(216,510)

Written option contracts
Calls
Nvidia Corp.	520.000	09/15/2023	(2)	(104,000)	(3,810)	(3,810)	—
Silicon Motion Technology Corp.	80.000	08/18/2023	(31)	(248,000)	(2,170)	(18,394)	16,224
Silicon Motion Technology Corp.	90.000	08/18/2023	(10)	(90,000)	(250)	(4,493)	4,243
Silicon Motion Technology Corp.	80.000	09/15/2023	(125)	(1,000,000)	(20,313)	(59,597)	39,284
World Wrestling Entertainment	115.000	08/18/2023	(19)	(218,500)	(1,235)	(4,660)	3,425

			(187)	$(1,660,500)	$(27,778)	$(90,954)	$63,176

Puts
Abcam PLC	22.500	08/18/2023	(61)	(137,250)	(3,965)	(5,843)	1,878
Activision Blizzard, Inc.	65.000	08/18/2023	(79)	(513,500)	(237)	(8,135)	7,898
Horizon Therapeutics PLC	60.000	12/15/2023	(13)	(78,000)	(2,730)	(1,657)	(1,073)
Horizon Therapeutics PLC	60.000	01/19/2024	(176)	(1,056,000)	(41,360)	(31,323)	(10,037)

			(329)	$(1,784,750)	$(48,292)	$(46,958)	$(1,334)

Total written option contracts			(516)	$(3,445,250)	$(76,070)	$(137,912)	$61,842

TOTAL			2,294	$128,058,150	$491,760	$646,428	$(154,668)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazil Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
DKK	— Denmark Krone
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
ADR	— American Depositary Receipt
PLC	— Public Limited Company

Abbreviations:
BofA Securities LLC	— Bank of America Securities LLC
ETF	— Exchange Traded Fund
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC
REIT	— Real Estate Investment Trust
SPDR	— Standard and Poor’s Depository Receipt

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS

Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity — MMA IV, LLC (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of July 31, 2023, the Fund’s net assets were $149,245,229 of which, $3,658,739 or 2.5%, represented the Subsidiary’s net assets.

Investment Valuation — The Fund valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Special Purpose Acquisition Companies — The Fund may invest in stock of, warrants to purchase stock of, and other interests in, special purpose acquisition companies or similar special purpose entities that pool funds to seek potential merger and acquisition opportunities (collectively, “SPACs”). SPACs are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. Stock purchased in a SPAC’s initial public offering are valued the same as other equity securities as noted above. Certain private SPAC investments (e.g. “founder shares” and private warrants), however, may be subject to forfeiture or expire worthless if certain events do not take place. A Probability Value Adjustment (PVA) is applied to such securities until such contingencies have been satisfied. An LVA may also be applied to securities which are subject to externally imposed and legally enforceable trading restrictions. Such positions are generally classified as Level 3. The Fund may also enter into an unfunded commitment to purchase securities in a PIPE transaction and will satisfy the commitment if and when the SPAC completes its merger or acquisition. The Fund may purchase securities in a SPAC PIPE transaction only upon such contingencies being satisfied. Such investments are valued similar to founder shares mentioned above and are generally classified as Level 3.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices, or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of July 31, 2023:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$2,287,419	$2,302,557	$—	(b)
Australia and Oceania	—	3,200,355	—
Europe	5,041,621	8,448,788	—
North America	24,735,735	—	—
South America	454,923	—	—
Fixed Income
U.S. Treasury Obligations	13,301,010	—	—
Special Purpose Acquisition Company	1,155,040	—	—
Preferred Stocks	—	1,034,704	—
Investment Company	55,824,793	—	—

Total	$102,800,541	$14,986,404	$—

Liabilities
Common Stock and/or Other Equity Investments
North America	$(322,207)	$—	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(c)	$—	$397,364	$—
Futures Contracts(c)	581,487	—	—
Total Return Swap Contracts(c)	—	410,919	—
Purchased Option Contracts	567,830	—	—

Total	$1,149,317	$808,283	$—

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities
Forward Foreign Currency Exchange Contracts(c)	$—	$(481,767)	$—
Futures Contracts(c)	(1,755,252)	—	—
Total Return Swap Contracts(c)	—	(476,119)	—
Written Option Contracts	(76,070)	—	—

Total	$(1,831,322)	$(957,886)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount represents valuations of Russian investments for which GSAM has determined include significant unobservable inputs as of July 31, 2023. To the extent that the same positions were held as of the Fund’s prior fiscal year end, October 31, 2022, they were classified as either Level 1 or Level 2.
(c)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, Consolidated Schedule of Investments.

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

Special Purpose Acquisition Companies Risk — The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, in a predetermined time frame (typically 18-24 months) the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders, or an attractive acquisition target may become scarce if the number of SPACs seeking to acquire operating businesses increases, which could negatively impact the value of SPAC shares held by the Fund; (v) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (vi) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2023 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

existing rights to purchase shares of the SPAC; (viii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Tax Risk — The Tactical Tilt Overlay Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Tactical Tilt Overlay Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Tactical Tilt Overlay Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Tactical Tilt Overlay Fund has obtained an opinion of counsel that the Portfolio’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Tactical Tilt Overlay Fund’s income from such investments was not “qualifying income,” in which case the Tactical Tilt Overlay Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Tactical Tilt Overlay Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Tactical Tilt Overlay Fund shareholders.